SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential,  for Use of the  Commission  Only  (as  permitted  by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12.


                               VASOMEDICAL, INC.
                (Name of Registrant as Specified in its Charter)

      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required.

 Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------
(5)  Total fee paid:

     ---------------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

     ---------------------------------------------------------------------------
(2)  Form, Schedule or Registration Statement No.:

     ---------------------------------------------------------------------------
(3)  Filing Party:

     ---------------------------------------------------------------------------
(4)  Date Filed:

     ---------------------------------------------------------------------------

                               VASOMEDICAL, INC.
                                _______________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                October 28, 2004
                                _______________




To our Stockholders:

     An annual meeting of stockholders will be held at the Beekman Ballroom, Beekman Tower Hotel, 3 Mitchell Place, (northeast corner of 49th Street and 1st Avenue), New York, New York 10017 on Thursday, October 28, 2004, beginning at 10:00 a.m. At the meeting, you will be asked to vote on the following matters:

     1. Election of three directors in Class III to hold office until the 2007 Annual Meeting of Stockholders.

     2. Ratification and approval of our 2004 Stock Option/Stock Issuance Plan, as set forth in Exhibit A.

     3. Ratification of the appointment by the Board of Directors of Grant Thornton LLP as our independent registered public accounting firm for fiscal year 2005.

     4.   Any other matters that properly come before the meeting.

     The above matters are set forth in the proxy statement attached to this notice to which your attention is directed.

     If you are a stockholder of record at the close of business on September 20, 2004, you are entitled to vote at the meeting or at any adjournment or postponement of the meeting. This notice and proxy statement are first being mailed to stockholders on or about September 27, 2004.

                                By Order of the Board of Directors,

                                        PHOTIOS T. PAULSON
                                     Chief Executive Officer
Dated:  September 27, 2004
        Westbury, New York


     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING PRE-ADDRESSED POSTAGE-PAID ENVELOPE AS DESCRIBED ON THE ENCLOSED PROXY CARD. YOUR PROXY, GIVEN THROUGH THE RETURN OF THE ENCLOSED PROXY CARD, MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING, FILING A WRITTEN NOTICE OF REVOCATION WITH THE SECRETARY OF THE MEETING AND VOTING IN PERSON.

                               VASOMEDICAL, INC.
                               180 Linden Avenue
                          Westbury, New York 11590 USA
                                _______________

                                PROXY STATEMENT
                                _______________

                         ANNUAL MEETING OF STOCKHOLDERS
                           Thursday, October 28, 2004
                                _______________

     Our Annual Meeting of Stockholders will be held on Thursday, October 28, 2004, at the Beekman Ballroom, Beekman Tower Hotel, 3 Mitchell Place, (northeast corner of 49th Street and 1st Avenue), New York, New York 10017 at 10:00 a.m. This proxy statement contains information about the matters to be considered at the meeting or any adjournments or postponements of the meeting.

                               ABOUT THE MEETING

What is being considered at the meeting?

     You will be voting on the following:

     --   election of three directors in Class III;
     -- approval of our 2004 Stock Option/Stock Issuance Plan ("2004 Stock Plan"); and
     -- ratification of the appointment of our independent registered public accounting firm.

Who is entitled to vote at the meeting?

     You may vote if you owned stock as of the close of business on September 20, 2004. Each share of stock is entitled to one vote.

How do I vote?

        You can vote in three ways:

     --   by attending the meeting
     --   by telephone or internet as described on the enclosed proxy card, or
     --   by completing, signing and returning the enclosed proxy card.

Can I change my mind after I vote?

     Yes, you may change your mind at any time before the vote is taken at the meeting. You can do this by (1) signing another proxy with a later date and returning it to us prior to the meeting or filing with our corporate secretary a written notice revoking your proxy, or (2) voting again at the meeting.

What if I return my proxy card but do not include voting instructions?

     Proxies that are signed and returned but do not include voting instructions will be voted FOR the election of the nominee directors, FOR the 2004 Stock Plan and FOR the appointment of our independent registered public accounting firm.


What does it mean if I receive more than one proxy card?

     It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is American Stock Transfer & Trust Co. (718) 921- 8200.

Will my shares be voted if I do not provide my proxy?

     If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy. Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote customers' unvoted shares on certain
"routine" matters, including the election of directors. When a brokerage firm votes its customer's unvoted shares, these shares are counted for purposes of establishing a quorum. At our meeting, these shares will be counted as voted by the brokerage firm in the election of directors, approval of our 2004 Stock Plan, and appointment of our independent registered public accounting firm, but will not be counted for all other matters to be voted on because these other matters are not considered "routine" under the applicable rules.

How many votes must be present to hold the meeting?

     Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by mail. In order for us to conduct our meeting, a majority of our outstanding shares as of September 20, 2004, must be present at the meeting. This is referred to as a quorum. On September 20, 2004, there were 58,552,688 shares outstanding and entitled to vote.

What vote is required to approve each item?

     The affirmative vote of a majority of the votes cast at the Annual Meeting on the proposal is required for approval of the election of directors, 2004 Stock Plan and the appointment of our independent registered public accounting firm. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the beneficial ownership of shares of our common stock as of September 21, 2004 of (i) each person known by us to beneficially own 5% or more of the shares of outstanding common stock, based solely on filings with the Securities and Exchange Commission, (ii) each of our executive officers and directors, and (iii) all of our executive officers and directors as a group. Except as otherwise indicated, all shares are beneficially owned, and investment and voting power is held by the persons named as owners.

                                                          Common Stock                       % of Outstanding
Name of Beneficial Owner                               Beneficially Owned (2)                     Shares
------------------------                               ----------------------                ----------------
Alexander G. Bearn, MD............................................113,508                           *
David S. Blumenthal, MD...........................................151,411                           *
Gregory D. Cash...................................................133,332                           *
Abraham E. Cohen..................................................756,411                          1.28%
Thomas W. Fry......................................................41,333                           *
John C. K. Hui, PhD (3).........................................1,434,322                          2.42%
Photios T. Paulson................................................219,333                           *
Kenneth W. Rind, PhD..............................................426,411                           *
E. Donald Shapiro.................................................639,761                          1.09%
Anthony Viscusi.................................................1,648,333                          2.79%
Forrest R. Whittaker...............................................93,333                           *
Martin Zeiger......................................................68,333                           *
Directors and executive officers
  as a group (11 persons).......................................5,592,489                          9.18%
__________

         *        Less than 1% of the Company's Common Stock

(1) No officer or director owns more than one percent of the issued and outstanding Common Stock of the Company unless otherwise indicated.

(2) Includes beneficial ownership of the following numbers of shares that may be acquired within 60 days of September 20, 2004 pursuant to stock options awarded under the Company's stock option plans:

Alexander G. Bearn              113,508         Photios T. Paulson                   203,333
David S. Blumenthal              77,508         Kenneth W. Rind                       76,411
Gregory D. Cash                      --         E. Donald Shapiro                     43,333
Abraham E. Cohen                491,411         Anthony Viscusi                      533,333
Thomas W. Fry                    33,333         Forrest R. Whittaker                  93,333
John C.K. Hui                   645,000         Martin Zeiger                         63,333
                                                Directors and executive
                                                officers as a group                2,373,836

(3)  Includes  789,322  shares  that are held in a trust for the  benefit of Dr.
     Hui's child. Dr. Hui and his wife are the trustees of this trust.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

     Our certificate of incorporation and by-laws provides for a Board of Directors consisting of not less than three nor more than eleven directors. Our Board of Directors is divided into three classes, as nearly equal in number as possible, whose terms of office expire in successive years. Our Board of Directors consists of ten directors as set forth below:

        Class I                                Class II                             Class III
(To Serve Until the                        (To Serve Until the                  (To Serve Until the
Annual Meeting of                          Annual Meeting of                    Annual Meeting of
Stockholders in 2005)                      Stockholders in 2006)                Stockholders in 2007)
----------------------------------------------------------------------------------------------------------
E. Donald Shapiro (1)(3)                   Abraham E. Cohen (5)                 Alexander G. Bearn, MD (3)
Anthony Viscusi (1)(2)(3)(4)               John C.K. Hui, PhD                   David S. Blumenthal, MD (3)
Martin Zeiger (2)(4)                       Photios T. Paulson (1)               Kenneth W. Rind, PhD (1)(4)
                                           Forrest R. Whittaker (2)(3)
____________________

(1)      Member of the Executive Committee;
(2)      Member of the Audit Committee;
(3)      Member of the Compensation Committee;
(4)      Member of the Corporate Governance Committee; and
(5)      Ex-officio member of all committees.

     Messrs. Bearn, Blumenthal and Rind, current directors in Class III, are to be elected to serve until the 2007 Annual Meeting of Stockholders or until their successors are duly elected and qualified. Shares represented by executed proxies in the form enclosed will be voted, unless otherwise indicated, for the election as directors of the nominees named in Class III unless any such nominee shall be unavailable, in which event such shares will be voted for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve.

     Our Board of Directors held four meetings during our fiscal year ended May 31, 2004. Each director attended or participated in at least 75% of such meetings of the Board of Directors. During the fiscal year ended May 31, 2004, there were

     --   six meetings of the Audit Committee,
     --   one meeting of the Compensation Committee,
     --   two meetings of the Executive Committee.

     Our Audit Committee is involved in discussions with our independent public accountants with respect to the quarterly and year-end audited financial statements, our internal accounting controls and the professional services furnished by our independent registered public accounting firm. Our independent registered public accounting firm periodically meet alone with the Audit Committee and have unrestricted access to the committee. See "Audit Committee Report." Our Compensation Committee recommends executive compensation and the granting of stock options to key employees. See "Compensation Committee Report on Executive Compensation." Our Executive Committee was established to advise the Board of Directors and make recommendations on matters relating to our business and operations. Our Corporate Governance Committee is responsible for establishing and maintaining procedures for receiving, investigating and reporting of information and reports concerning alleged violations of our Code of Business Ethics and Standards of Conduct.

Principal Occupations of Directors

     The following is a brief account of the business experience for at least the past five years of our directors:

     Alexander G. Bearn, MD (81 years of age) has been a director since November 1994. Dr. Bearn is a physician, scientist and author who has had distinguished careers in academe and industry. From 1997 through his retirement in 2001, Dr.

Bearn was the Executive Officer of the American Philosophical Society. Since 1966, Dr. Bearn has also been an adjunct professor at Rockefeller University. He has also held positions as Chairman of the Department of Medicine of Cornell University Medical College and Senior Vice President of Medical and Scientific Affairs at Merck International. He serves on several boards, including the Board of Trustees of Rockefeller University, the Macy Foundation , both of which he is Emeritus, and the Howard Hughes Medical Institute.

     David S. Blumenthal, MD (54) has been a director since June 1994. Dr. Blumenthal has been a practicing cardiologist in the State of New York since
1981 and is a  Clinical  Professor  of  Medicine  at the Weill  Cornell  Medical
College.

     Abraham E. Cohen (68) has been our Chairman of the Board since June 1994 and a director since June 1993, and is presently an independent consultant. He retired in 1992 as Senior Vice President of Merck & Co., Inc., a position he was elected in 1985. From 1979 to 1989, Mr. Cohen was also President of Merck Sharp & Dohme International, a division of Merck & Co., Inc. Mr. Cohen is a director of the following public companies: Akzo Nobel Nv., Chugai Pharmaceutical Co., Ltd., Neurobiological Technologies, Inc. and Teva Pharmaceutical Industries, Ltd.

     John C.K. Hui, PhD (58), our Chief Technology Officer, has been a director and Senior Vice President since February 1995. Dr. Hui has been an Assistant Professor in the Department of Surgery and Division of Cardiology at the State University of Stony Brook, New York since 1978. He has also been a scientist in the medical department of Brookhaven National Laboratories. Dr. Hui was CEO and president of and a principal stockholder in Vasogenics, Inc. at the time of its acquisition by us in January 1995.

     Photios T. Paulson (65) has been a director since April 2000 and has served as our Chief Executive Officer from October 2002 through June 2003 and from March 18, 2004 to date. Mr. Paulson has been an advisor to the health care industry and was Vice President of bioMerieux N.A. Inc. from 1995 to 2002. Between 1992 and 1995, Mr. Paulson was Chairman of bioMerieux Vitek Inc. Between 1987 and 1990, he was Senior Advisor, Health Care Industry, for Prudential Securities. Mr. Paulson previously held senior positions with Becton Dickinson and Company through 1987. Mr. Paulson is a director of bioMerieux N.A. Inc. and Silliker Group Inc.

     Kenneth W. Rind, PhD (69) has been a director since February 1995. Dr. Rind has been Chairman of Oxford Venture Corporation, an independent venture capital company, since 1981 and in 1998 was a founding General Partner of Israel Infinity Venture Capital Fund. Previously, he was responsible for acquisitions and venture capital investments at Xerox Development Corporation and in charge of technology investment banking at Oppenheimer & Co., Inc. (now CIBC). He is a director of several private companies.

     E. Donald Shapiro (72) has been a director since June 1993, Vice Chairman of the Company since January 2000 and is Dean Emeritus and was Dean and Professor of The New York Law School through 2002. Mr. Shapiro is formerly the Joseph Solomon Distinguished Professor of Law and is a former Dean of The New York Law School, as well as a Supernumerary Fellow of St. Cross College at Oxford University, England. He has authored numerous books and articles in the field of medicine and law and is a recipient of honors and awards both in the United States and overseas. Mr. Shapiro is a director of the following public companies: Loral Space and Communications, Inc., Kramont Realty Trust, Frequency Electronics, Inc., and NSTOR Technologies, Inc.

     Anthony Viscusi (71) has been a director since June 1994 and was our President and Chief Executive Officer from June 1994 through his retirement in January 2000. Mr. Viscusi was Senior Vice President, Worldwide Marketing, for the AgVet division of Merck & Co., Inc. from 1987 to 1993. In 1961, Mr. Viscusi joined the international human health division of Merck, in which he spent most of his career in various general management positions, after having taught at Columbia, Wesleyan and Princeton universities.

     Forrest R. Whittaker (54) has been a director since April 2000. Mr. Whittaker has been President of Teleflex Medical, a division of Teleflex, Inc., since April 2003. Prior thereto, Mr. Whittaker was President of the Respiratory Division of Tyco Healthcare from June 2000 through March 2003. Mr. Whittaker was President and CEO of Paidos Health Management Services, Inc. between 1993 and 2000 and President of Baxter Healthcare Corporation's V. Mueller Division from 1989 through 1993.

     Martin Zeiger (67) has been a director since October 2001. Mr. Zeiger is an independent consultant to the pharmaceutical industry. Mr. Zeiger was Senior Vice President of Strategic Business Development for Barr Laboratories, a drug manufacturer, from 1999 through August 2003. From 1987 through 1999, Mr. Zeiger was Executive Vice President and General Counsel for Rugby Laboratories. In 1993 Marion Merrill Dow acquired Rugby Laboratories. Mr. Zeiger was a Vice President of Marion Merrill Dow, Inc. and it's successor Hoechst Marion Roussell, Inc. Mr. Zeiger is a member of the Heritage Board of Directors of the American Heart Association in New York and a founding director of the Larry King Cardiac Foundation.

                                   MANAGEMENT

Our Officers are:

Name                                    Age             Position Held With the Company
----                                    ---             ------------------------------
Photios T. Paulson                      65              President and Chief Executive Officer
John C. K. Hui, PhD                     58              Senior Vice President and Chief Technology Officer
Thomas W. Fry                           60              Chief Financial Officer
______________

     Thomas W. Fry, has been Chief Financial Officer since September 8, 2003. Mr. Fry served as Vice President, Finance and Administration of BEI Medical Systems Company, Inc. from September, 1997 until December 2002. From October, 1992 until November, 1997, Mr. Fry was Vice President, Finance and Administration of its predecessor company of the same name which merged into BEI Medical Systems Company, Inc. in November 1997. Mr. Fry was employed by Disctronics Ltd. as Corporate Controller from 1989 to 1992, by Cavitron, Inc./CUSA, a medical device, engineering and manufacturing company, as Controller/CFO from 1986 to 1989, and by Cheeseborough-Ponds International as Manager of Profit Planning and Manufacturing Controller from 1979 to 1986. Prior to that time, Mr. Fry was employed by GTE from 1970 to 1979 in various accounting and financial roles, including three years as the Controller of GTE Sylvania in Caracus, Venezuela.

Executive Compensation

     The following table sets forth the annual and long-term compensation of our Chief Executive Officer and each of our most highly compensated officers other than the Chief Executive Officer (the "named executive officers") for the fiscal years ended May 31, 2004, 2003, and 2002.

                                                      Summary Compensation Table

                                                                                Long Term Compensation
                                                                   ---------------------------------------------------
                                       Annual Compensation                  Awards          Payouts
                              ----------------------------------   ----------------------   ---------
                                                                                  Shares    Long Term
                                                        Other       Restricted   Covered    Incentive
Name and                                                Annual         Stock    By  Option   Plan          All Other
Principal Position     Year     Salary     Bonus     Compensation     Awards     Grants     Payout      Compensation(3)
------------------     ----     ------     -----     ------------   ----------  ----------  ---------   ---------------

Photios T. Paulson(1)  2004     $20,833          -     $30,449         -          25,000       -           $106
CEO                    2003    $148,308          -           -         -         215,000       -              -

Gregory D. Cash (2)    2004    $205,949          -           -         -         300,000       -        $12,261
President & CEO        2003    $131,718          -           -         -         300,000       -         $4,444

John C. K.Hui          2004    $150,000    $25,000           -         -               -       -        $16,796
Senior VP/CTO          2003    $150,000          -           -         -               -       -        $14,136
                       2002    $143,333          -           -         -          50,000       -        $14,503

Thomas W. Fry / CFO    2004    $109,712    $33,333           -         -         100,000       -         $3,000

     (1) The Board of Directors appointed Photios T. Paulson as Chief Executive Officer in October 2002. Mr. Paulson resigned his position as an officer on June 30, 2003 and was reappointed Chief Executive Officer in March, 2004 upon the resignation of Gregory D. Cash.
     (2) The Board of Directors appointed Gregory D. Cash as President and Chief Executive Officer in June 2003 after serving as President and Chief Operating Officer since his employment in October 2002. On March 26, 2004, Mr. Cash resigned as President and Chief Executive Officer.
     (3) Represents premiums paid on medical, dental, life and disability group benefit plans, as well as amounts matched in the Company's 401(k) Plan.

Option/SAR Grants in Last Fiscal Year

     The following table sets forth the number of options granted to our named executive officers during the fiscal year ended May 31, 2004.

                                                                                            Potential Realizable
                                                                                          Value at Assumed Annual
                                                                                               Rates of Price
                                                 Individual Grants                        Appreciation for Option
                                                                                                    Term
                             ----------------------------------------------------------- ---------------------------
                                  Total
                                Number of
                               Securities        % of           Total
                               Underlying   Options/SARs to   Exercise
                               Options/SAR   Employees in    Expiration
           Name                Granted (#)  Fiscal Year (4)   ($)/Share         Date             5%            10%
           ----                ----------   ---------------  ----------        ----          --------       --------
Photios T. Paulson             25,000 (1)        5.0%          $1.31          10/29/13        $20,597        $52,195
Gregory D. Cash               300,000 (2)       60.0%           $.92          06/29/13       $173,574       $439,872
Thomas W. Fry                 100,000 (3)       20.0%           $.97          09/07/13        $61,005       $154,594

     (1) Represents ten-year, non-qualified stock options under the 1999 Stock Option Plan that vest equally over three years commencing October 30, 2003 granted to Mr. Paulson as a director of the Company at that time. Such vesting is dependent upon continued service to the Company.

     (2) Represents ten-year, non-qualified stock options under the 1999 Stock Option Plan that vest equally over three years commencing July 1, 2003. Such vesting was dependent upon continued service to the Company and was cancelled following Mr. Cash's termination on March 26, 2004.

     (3) Represents ten-year, non-qualified stock options under the 1999 Stock Option Plan that vest equally over three years commencing September 9, 2003. Such vesting is dependent upon continued service to the Company.

                                       7

     (4) Percentages based upon 500,000 shares issued to employees and officers of the Company during the fiscal year and exclude 25,000 shares issued to Mr. Paulson who was a director of the Company at the time of his award.

Aggregated Option/SAR Exercises in Last Fiscal Year and F/Y-End Option Values

     The following table sets forth information for each of the named executive officers with respect to the value of options or warrants exercised during the fiscal year ended May 31, 2004 and the value of outstanding and unexercised options or warrants held as of May 31, 2004, based upon the market value of the common stock of $1.16 per share on that date.

                                                                                       Value of Unexercised
                                                             Number of Options at      In-the-Money Options
                             Shares Acquired       Value        Fiscal Year End       at Fiscal Year End (2)
Name                         on Exercise (#)  Realized (1)  ExercisableUnexercisable  ExercisableUnexercisable
----                         ---------------  ------------  ------------------------  ------------------------
Photios T. Paulson                   0              0          183,333      136,667       40,933       24,667
John C. K. Hui                       0              0          628,333       16,667       19,950            0
Gregory D. Cash                      0              0          133,322            0       24,000            0
Thomas W. Fry                        0              0                0      100,000            0       19,000

(1) Represents the difference between the closing price of the common stock and the exercise price of the options on the date of exercise multiplied by the number of shares acquired upon exercise. The calculation does not reflect the effects of any income taxes that may be due on the value realized.
(2) Represents the difference between the closing market price of the common stock at May 31, 2004 of $1.16 per share and the exercise price per share multiplied by the number of in-the-money options at May 31, 2004.

Employment Agreements

     We maintain an employment agreement with Mr. Fry, expiring September 7, 2005, and with Dr. Hui, expiring January 31, 2005. The employment agreements provide for an annual base salary to Messrs. Fry and Hui of $150,000. The employment agreements also provide, among other things, that in the event there is a change in our control, as defined therein, or in any person directly or indirectly controlling us, as also defined therein, the employee has the option to terminate his employment agreement. Upon such termination, the employee has the right to receive as a lump-sum payment certain compensation remaining to be paid.

Equity Compensation Plan Information

     The following chart summarizes the options and warrants outstanding and available to be issued at May 31, 2004:

                                                                                         Number of securities
                                       Number of securities                            remaining available for
                                        to be issued upon       Weighted-average     future issuance under equity
                                           exercise of         exercise price of    compensation plans (excluding
                                       outstanding options    outstanding options      securities reflected in
           Plan Category                   and warrants           and warrants                column (a))
                                               (a)                    (b)                        (c)
Equity  compensation  plans approved
by security holders                        2,210,586                 $1.87                      153,168
Equity    compensation   plans   not
approved by security holders               3,151,165                 $2.26                    1,517,169
    Total                                  5,361,751                 $2.10                    1,670,337

Stock Option and Other Plans

        1995 Stock Option Plan

     In May 1995, our stockholders approved the 1995 Stock Option Plan for our officers and employees, for which we reserved an aggregate of 1,500,000 shares of common stock. In December 1997, our Board of Directors terminated the 1995 Stock Option Plan with respect to new option grants. At May 31, 2004, 972,000 options had been granted, of which 571,000 are outstanding under the 1995 Option Plan.

     Outside Director Stock Option Plan

     In May 1995, our stockholders approved an Outside Director Stock Option Plan for our non-employee directors, for which we reserved an aggregate of 300,000 shares of common stock. On June 1, 1997, 1996 and 1995, options to purchase an aggregate of 39,550 shares, 31,675 shares, and 77,418 shares of common stock, respectively, at $1.77, $2.21, and $.78 per share, respectively, were granted to outside directors. In December 1997, our Board of Directors terminated the Outside Director Stock Option Plan with respect to new option grants. At May 31, 2004, 85,059 options are outstanding under the Outside Director Stock Option Plan.

     1997 Stock Option Plan

     In December 1997, our stockholders approved the 1997 Stock Option Plan (the "1997 Plan") for our officers, directors, employees and consultants, for which we have reserved, as amended, an aggregate of 2,800,000 shares of common stock. The 1997 Plan provides that it will be administered by a committee of our Board of Directors and that the committee will have full authority to determine the identity of the recipients of the options and the number of shares subject to each option. Options granted under the 1997 Plan may be either incentive stock options or non-qualified stock options. The option price shall be 100% of the fair market value of the common stock on the date of the grant (or in the case of incentive stock options granted to any individual principal stockholder who owns stock possessing more than 10% of the total combined voting power of all of our voting stock, 110% of such fair market value). The term of any option may be fixed by the committee but in no event shall exceed ten years from the date of grant. Options are exercisable upon payment in full of the exercise price, either in cash or in common stock valued at fair market value on the date of exercise of the option. The term for which options may be granted under the 1997 Plan expires August 6, 2007. At May 31, 2004, 2,838,000 options had been granted (including options previously granted but subsequently cancelled), of which 1,554,527 are outstanding under the 1997 Plan.

     1999 Stock Option Plan

     In July 1999, our Board of Directors authorized the 1999 Stock Option Plan (the "1999 Plan") for our officers, directors, employees and consultants, for which we have reserved, as amended, an aggregate of 5,000,000 shares of common stock. The 1999 Plan provides that it will be administered by a committee of our Board of Directors and that the committee will have full authority to determine the identity of the recipients of the options and the number of shares subject to each option. Options granted under the 1999 Plan may be either incentive stock options or non-qualified stock options. The option price shall be 100% of the fair market value of the common stock on the date of the grant (or in the case of incentive stock options granted to any individual principal stockholder who owns stock possessing more than 10% of the total combined voting power of all of our voting stock, 110% of such fair market value). The term of any option may be fixed by the committee but in no event shall exceed ten years from the date of grant. Options are exercisable upon payment in full of the exercise price, either in cash or in common stock valued at fair market value on the date of exercise of the option. The term for which options may be granted under the 1999 Plan expires July 12, 2009. At May 31, 2004, 5,032,100 options had been granted, (including options previously granted but subsequently cancelled), of which 2,951,165 are outstanding under the 1999 Plan.

     401(k) Plan

     In April 1997, we adopted the Vasomedical, Inc. 401(k) Plan to provide retirement benefits for its employees. As allowed under Section 401(k) of the Internal Revenue Code, the plan provides tax-deferred salary deductions for eligible employees. Employees are eligible to participate in the next quarter enrollment period after employment. Participants may make voluntary contributions to the plan up to 100% of their compensation. In fiscal year 2004, 2003 and 2002, the Company made discretionary contributions of approximately $35,535, $35,000 and $20,000, respectively, to match a percentage of employee contributions.

        Shareholder Rights Plan

     In March 1995, our Board of Directors approved a Shareholder Rights Plan, under which a dividend distribution of one Right for each outstanding share of our common stock is authorized. Each Right will entitle stockholders of record on May 9, 1995 to purchase one-half share of Common Stock at a 50% discount to market price if a person or group acquires 20% or more of our outstanding stock. At present, we are not aware of any such person or group seeking to acquire 20% or more of our outstanding common stock.

Director's Compensation

     It has been our policy to grant fees of $1,500 per meeting to each outside director who attends a regularly scheduled or special meeting of its Board of Directors. Fees for committee meetings are $1,000 per meeting if the meeting is held on a different day than the Board meeting. In addition, we reimburse out-of-state directors for their cost of travel and lodging to attend such meetings.

        Our compensation structure for outside directors also includes:

     -- a one-time grant of 50,000 non-qualified stock options to outside directors issued on the date of their initial appointment to our Board of Directors at the closing price on the issue date and vesting in three equal annual increments commencing on the first anniversary of the grant and contingent upon their continued service on our Board; and

     -- an automatic annual grant of 25,000 non-qualified stock options to outside directors issued on the date of our Annual Meeting of Stockholders at the closing price on the issue date and vesting in three equal annual increments commencing on the first anniversary of the grant and contingent upon their continued service on our Board.

Limitation on Liability of Officers and Directors

     We have entered into indemnification agreements with each of our current officers and directors pursuant to which we have agreed, among other things, to indemnify these officers and directors to the fullest extent permitted by Delaware law.

Compensation Committee Interlocks and Insider Participation

     During fiscal 2004, our Compensation Committee consisted of Messrs. Bearn, Blumenthal, Shapiro, Viscusi, and Whittaker. None of these persons were our officers or employees during fiscal 2004 or, except as otherwise disclosed, had any relationship requiring disclosure in this Proxy Statement.

In accordance with rules promulgated by the Securities and Exchange Commission, the information included under the caption "Compensation Committee Report on Executive Compensation" will not be deemed to be filed or to be proxy-soliciting material or incorporated by reference in any prior or future filings by the Company under the Securities Act of 1933 or the Securities Exchange Act.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The compensation of our executive officers is generally determined by the Compensation Committee of our Board of Directors, subject to applicable employment agreements. Each member of the Compensation Committee is a director who is not our employee or an employee of any of our affiliates. The following report with respect to certain compensation paid or awarded to our executive officers during fiscal 2004 is furnished by the directors who comprised the Compensation Committee during fiscal 2004.

Executive Compensation Objectives

     Our compensation programs are intended to enable us to attract, motivate, reward and retain the management talent required to achieve corporate objectives and thereby increase shareholder value. It is our policy to provide incentives to its senior management to achieve both short-term and long-term objectives and to reward exceptional performance and contributions to the development of our business. To attain these objectives, our executive compensation program includes a competitive base salary, cash incentive bonuses and stock-based compensation.

     Stock options are granted to employees, including our executive officers, by the Compensation Committee under our 1999 Stock Option Plan. The Committee believes that stock options provide an incentive that focuses the executive's attention on managing us from the perspective of an owner with an equity stake in the business. Options are awarded with an exercise price equal to the market value of common stock on the date of grant, have a maximum term of ten years and generally become exercisable, in whole or in part, starting one year from the date of grant. Among our executive officers, the number of shares subject to options granted to each individual generally depends upon the level of that officer's responsibility. The largest grants are awarded to the most senior officers who, in the view of the Compensation Committee, have the greatest potential impact on our profitability and growth. Previous grants of stock options are reviewed but are not considered the most important factor in determining the size of any executive's stock option award in a particular year.

     From time to time, the Compensation Committee intends to utilize the services of independent consultants to perform analyses and to make recommendations to the Committee relative to executive compensation matters. No compensation consultant has so far been retained.

Relationship of Compensation to Performance and Compensation of Chief Executive Officer and Chief Financial Officer

     The Compensation Committee annually establishes, subject to the approval of the Board of Directors and any applicable employment agreements, the salaries that will be paid to our executive officers during the coming year. In setting salaries, the Compensation Committee takes into account several factors, including competitive compensation data, the extent to which an individual may participate in the stock plans maintained by us, and qualitative factors bearing on an individual's experience, responsibilities, management and leadership abilities, and job performance.

     Effective September 8, 2003, the Board of Directors appointed Thomas W. Fry as Chief Financial Officer and entered into an employment agreement with him at a base annual salary of $150,000. On March 18, 2004, the Board of Directors reappointed Photios T. Paulson, a director, to the position of Chief Executive Officer as a replacement for Mr. Gregory Cash who had resigned. The Committee authorized a base salary of $250,000 to Mr. Paulson. The Compensation Committee determined that the compensation payable to Messrs. Fry and Paulson was appropriate in light of their positions with the Company and based on the compensation level of executives in similar positions.

     Our Compensation Committee:

                Alexander G. Bearn
                David S. Blumenthal
                E. Donald Shapiro, Chairman
                Anthony Viscusi
                Forrest R. Whittaker

                             AUDIT COMMITTEE REPORT

     The Board of Directors has appointed an Audit Committee consisting of three non-employee directors. The current members of the Audit Committee satisfy the independence requirements and other established criteria by the Nasdaq Stock Market, Inc. and the Securities and Exchange Commission. We intend to comply with future audit committee requirements as they become applicable to us.

     As required by its written charter, which sets forth its responsibilities and duties, the Audit Committee has reviewed and discussed with the Company's independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. The Audit Committee Charter is set forth as Exhibit B.

     The Audit Committee has also received and reviewed the written disclosures and the letter from the independent public accountants required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and has discussed with the independent registered public accounting firm their independence.

     Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended May 31, 2004 for filing with the Securities and Exchange Commission.

     The audit committee has also received and reviewed the fees paid to Grant Thornton LLP during the last fiscal year for audit and non-audit services, which are set forth below and has considered whether the provision of the non-audit services is compatible with maintaining Grant Thornton LLP's independence and concluded that it is.

        Our Audit Committee:

                Forrest R. Whittaker, Chairman
                Anthony Viscusi
                Martin Zeiger

Audit Committee Financial Expert

     The members of the audit committee have substantial experience in assessing the performance of companies, gained as members of our board of directors and audit committee, as well as by serving in various capacities in other companies or governmental agencies. As a result, they each have an understanding of financial statements. However, none of them keep current on all aspects of generally accepted accounting principles. Accordingly, the board of directors does not consider any of them to be a financial expert as that term is defined in applicable regulations. Nevertheless, the board of directors believes that they competently perform the functions required of them as members of the audit committee and, given their backgrounds, it would not be in our best interests to replace any of them with another person to qualify a member of the audit committee as a financial expert.

Audit Fees

     For fiscal 2004 and 2003, Grant Thornton LLP's audit and accounting fees were approximately $179,000 and $183,000, respectively.

Tax Service Fees

     Aggregate fees incurred in connection with tax services rendered by Grant Thornton LLP for fiscal 2004 and 2003 were approximately $47,000 and $28,000, respectively, incurred primarily for the preparation of federal and state tax returns.

All Other Fees

     Aggregate fees for all other services rendered by Grant Thornton LLP for fiscal 2004 and 2003 were approximately $9,000 and $60,000, respectively, incurred in connection with SEC and other related consulting services. Grant Thornton had no financial information systems design and implementation fees during fiscal 2004.

          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than ten percent of a registered class of our equity securities ("Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission
(the "SEC") and the National Association of Securities Dealers, Inc. (the "NASD"). These Reporting Persons are required by SEC regulation to furnish us with copies of all Forms 3, 4 and 5 they file with the SEC and the NASD. Based solely upon our review of the copies of the forms it has received, we believe that all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to transactions during fiscal 2004.

                           CODE OF ETHICS DISCLOSURE

     We have adopted a Corporate Code of Business Ethics (the "Code") that applies to all of our employees, officers and directors. It is broad in scope and is intended to foster honest and ethical conduct, including accurate financial reporting, compliance with laws and the like. It does not expressly cover certain procedural matters covered by the Sarbanes-Oxley Act and regulations promulgated thereunder and may not constitute a "code of ethics" within the meaning of the law and regulations. Accordingly, we have adopted an additional code of ethics that covers our senior executive officers and is intended to comply with the new law and regulations. The "Code of Ethics -- Chief Executive and Chief Financial Officers" is set forth as Exhibit B to this proxy statement.

                               PERFORMANCE GRAPH

     The following graph sets forth the cumulative total return* to the Company's stockholders during the five-year period ended May 31, 2004 as well as an overall stock market index (NASDAQ Stock Market Index) and the Company's peer group index (S&P Health Care Equipment):


                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
          AMONG VASOMEDICAL, INC. THE NASDAQ STOCK MARKET (U.S) INDEX
                   AND THE S & P HEALTH CARE EQUIPMENT INDEX

                                                                          Cumulative Total Return
                                                   -----------------------------------------------------------------------
                                                          5/99        5/00        5/01        5/02        5/03        5/04
VASOMEDICAL, INC.                                       100.00      312.21      307.52      138.93       84.30       90.54
NASDAQ STOCK MARKET (U.S.)                              100.00      161.64       83.42       68.28       60.58       82.80
S & P HEALTH CARE EQUIPMENT                             100.00      111.55      109.86      119.37      123.88      160.61

*$100 invested on 5/13/99 in stock or index-including reinvestment of dividends.  Fiscal year ending May 31.

                                  PROPOSAL TWO

                    PROPOSAL TO ADOPT THE VASOMEDICAL, INC.
                      2004 STOCK OPTION/STOCK ISSUANCE PLAN

Introduction

     At the meeting, you will be asked to adopt the Vasomedical, Inc. 2004 Stock Option/Stock Issuance Plan (the "2004 Stock Plan"). The board adopted the 2004 Stock Plan in July 2004, subject to stockholder approval, covering 2,500,000 shares.

     We believe that our long-term success depends upon our ability to attract and retain qualified directors, officers, employees and consultants and to motivate their best efforts on our behalf. Our directors, officers, other employees and consultants, as well as those of our subsidiaries or affiliates, are eligible to participate in the 2004 Stock Plan. We believe that the 2004
Stock Plan has been and will continue to be an important part of our compensation of directors, officers, employees and consultants, particularly since as of August 31, 2004, we only had approximately 1,035,670 shares available for grant under our other existing stock option plans.

     The 2004 Stock Plan is set forth as Exhibit A to this proxy statement. The principal features of the 2004 Stock Plan are summarized below, but the summary is qualified in its entirety by the full text of the 2004 Stock Plan.

Stock Subject to the 2004 Stock Plan

     The stock to be offered under the 2004 Stock Plan consists of shares of our common stock, whether authorized but unissued or reacquired. The 2004 Stock Plan is divided into two separate equity programs: an option grant program and a stock issuance program. Options granted under the 2004 Stock Plan shall be non-qualified or incentive stock options and the exercise price is the fair market value of the common stock on the date of grant except that for incentive stock options it shall be 110% of the fair market value if the participant owns 10% or more of our common stock. Under the stock issuance program, the purchase price per share shall be fixed by the board of directors or committee but cannot be less than the fair market value of the common stock on the issuance date. Payment for the shares may be made in cash or check payable to us, or for past services rendered to us and all shares of common stock issued thereunder shall vest upon issuance unless otherwise directed by the board or committee. The number of shares issuable is also subject to adjustments upon the occurrence of certain events, including stock dividends, stock splits, mergers, consolidations, reorganizations, recapitalizations, or other capital adjustments. As of May 31, 2004, no options or shares had been issued under the 2004 Stock Plan.

Administration of the 2004 Stock Plan

     The 2004 Stock Plan is to be administered by our board of directors, the compensation committee or a stock option committee consisting of no fewer than two "non-employee directors," as defined in the Securities Exchange Act of 1934. We expect that our compensation committee will administer the 2004 Stock Plan.

     Subject to the terms of the 2004 Stock Plan, the board or the committee may determine and designate the individuals who are to be granted stock options or qualify to purchase shares of common stock under the 2004 Stock Plan, the number of shares to be subject to options or to be purchased and the nature and terms of the options to be granted. The board or the committee also has authority to interpret the 2004 Stock Plan and to prescribe, amend and rescind the rules and regulations relating to the 2004 Stock Plan. The committee may amend or modify any grant in any manner not inconsistent with the terms of the 2004 Stock Plan.

Grant of Options

     Our directors, officers, employees and consultants, as well as those of our subsidiaries or affiliates, are eligible to participate in the 2004 Stock Plan.

     Options granted under the 2004 Stock Plan shall be non-qualified or incentive stock options and the exercise price is the fair market value of the common stock on the date of grant except that for incentive stock options it shall be 110% of the fair market value if the participant owns 10% or more of our common stock. The committee must adjust the option price, as well as the number of shares subject to option, in the event of stock splits, stock dividends, recapitalization and certain other events involving a change in our capital. Because of the discretionary nature of grants under the 2004 Plan, the number, names and positions of persons who may be granted awards under the 2004 Plan and the awards that might be granted to them are not known at this time.

Exercise of Stock Options

     Stock options granted under the 2004 Stock Plan shall expire not later than ten years from the date of grant.

     Stock options granted under the 2004 Stock Plan may become exercisable in one or more installments in the manner and at the time or times specified by the committee.

     Upon the exercise of a stock option, optionees may pay the exercise price in cash, by certified or bank cashiers check or, at our option, in shares of common stock valued at its fair market value on the date of exercise, or a combination of cash and stock. Withholding and other employment taxes applicable to the exercise of an option shall be paid by the optionee at such time as the board or the committee determines that the optionee has recognized gross income under the Internal Revenue Code of 1986, as amended, resulting from such exercise. These taxes may, at our option, be paid in shares of common stock.

     A stock option is exercisable during the optionee's lifetime only by him or his permitted transferee and cannot be exercised by him or his permitted transferee unless, at all times since the date of grant and at the time of exercise, he is employed by us, any parent corporation or any of our subsidiaries or affiliates, except that, upon termination of his employment (other than (1) by death, (2) by total disability followed by death in the circumstances provided below or (3) by total disability), an option may be exercised for a period of three months after this termination but only to the extent such option is exercisable on the date of such termination. In the discretion of the committee, options may be transferred to (1) members of the optionee's family, (2) a trust, (3) a family limited partnership or (4) an estate planning vehicle primarily for the optionee's family.

     Upon termination of all employment by total disability, the optionee or his permitted transferee may exercise such options at any time within twelve months after his termination, but only to the extent such option is exercisable on the date of such termination.

     In the event of the death of an optionee (1) while our employee, or an employee of any parent corporation or any subsidiary or affiliate, (2) within three months after termination of all employment or provision of services (other than for total disability) or (3) within twelve months after termination on account of total disability of all employment with us, any parent corporation or any subsidiary or affiliate, the optionee's estate or any person who acquires the right to exercise such option by bequest or inheritance or by reason of the death of the optionee may exercise the optionee's option at any time within the period of twelve months from the date of death. In the case of clauses (1) and
(3) above, the option shall be exercisable in full for all the remaining shares covered by it, but in the case of clause (2) the option shall be exercisable only to the extent it was exercisable on the date of such termination of employment.

Stock Issuance Program

     Shares of common stock may, upon request by a participant, be issued at the discretion of the board or committee under the stock issuance program through direct and immediate issuances. Each such stock issuance shall comply with the terms specified below.

        Purchase Price
        --------------

     a. The purchase price per share shall be fixed by the board of directors or committee but shall not be less than the fair market value per share of common stock on the issue date.

     b. Subject to the provisions of the 2004 Stock Plan, shares of common stock may be issued for any of the following items of consideration which the board or committee may deem appropriate in each individual instance:

          (i)  cash or check made payable to us; or
          (ii) past services rendered to us (or any parent or subsidiary).

        Vesting Provisions
        ------------------

     a. Shares of common stock issued under the stock issuance program shall vest at the discretion of the board or committee.

     b. The participant shall have full stockholder rights with respect to any shares of common stock issued to the participant under the stock issuance program.

     c. Accordingly, the participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

Change in Control

     All unvested options shall automatically vest in full if and when either of the following stockholder approved transactions to which the company is a party are consummated: (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or (ii) the sale, transfer or other disposition of all or substantially all of the company's assets in complete liquidation or dissolution of the company. However, the shares subject to an outstanding option shall not vest on such an accelerated basis if and to the extent: (i) such option is assumed by the successor company (or parent thereof) in the corporate transaction or (ii) such option is to be replaced with a cash incentive program of the successor company which preserves the spread existing on the unvested option shares at the time of the corporate transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to those unvested option shares or (iii) the acceleration of such option is subject to other limitations imposed by the board or committee at the time of the option grant.

U.S. Federal Tax Matters

     Restricted Stock. Employees generally recognize as taxable income the fair market value of restricted stock on the date the restricted period ends. We are entitled to a corresponding tax deduction at the same time.

     Stock Options. Stock options may be granted in the form of incentive stock options or non-qualified stock options. Incentive stock options are eligible for favorable tax treatment under the U.S. Internal Revenue Code (the "Code"). To meet the Code requirements, the maximum value of incentive stock options that first become exercisable in any one year is limited to $100,000. Under the Code, persons do not realize compensation income upon the grant of a stock option (whether an incentive stock option or non-qualified stock option). At the time of exercise of a non-qualified stock option, the holder will realize compensation income in the amount of the spread between the exercise price of the option and the fair market value of our stock on the date of exercise. At the time of exercise of an incentive stock option, no compensation income is realized other than "tax preference income" for purposes of the alternative minimum tax. If the shares acquired on exercise of an incentive stock option are held for at least two years after grant of the option and one year after exercise, the excess of the amount realized on sale over the exercise price will be taxed as capital gains. If the shares acquired on exercise of the incentive stock option are disposed of within less than two years after grant or one year of exercise, the holder will realized compensation income equal to the excess of the fair market value of shares on the date of exercise over the option price. Additional amounts realized will be taxed as capital gains. We will generally be entitled to a deduction under the Code at the time equal to the amount of compensation income realized by the holder of an option.

Recommendation of the Board

     Our board of directors believes that it is in our best long-term interests to have available for issuance under a stock option plan a sufficient number of shares to attract, retain and motivate our highly qualified officers, employees, directors and consultants by tying their interests to our stockholders' interests.

     The affirmative vote of a majority of the votes cast on this proposal in person or by proxy at the Annual Meeting is required for approval by stockholders of the 2004 Stock Plan

     We recommend a vote FOR approval of the 2004 Stock Plan.

                                 PROPOSAL THREE

       PROPOSAL TO APPOINTMENT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

General

     The board of directors, upon the recommendation of the audit committee, recommends that the stockholders approve the appointment of Grant Thornton LLP as our company's independent registered public accounting firm to audit our financial statements for the fiscal/ year ending May 31, 2005.

Board Position and Required Vote

     The proposal will be adopted only if it receives the affirmative vote of a majority of the votes cast at the Annual Meeting on this proposal. The board of directors recommends a vote FOR the ratification of the appointment of Grant Thornton, LLP as our independent registered public accounting firm.


              FINANCIAL STATEMENTS AND INCORPORATION BY REFERENCE

     A copy of our Annual Report to Stockholders for the fiscal year ended May 31, 2004 has been provided to all stockholders as of the Record Date. Stockholders are referred to the report for financial and other information about us, but such report, is not incorporated in this proxy statement and is not a part of the proxy soliciting material.

                           MISCELLANEOUS INFORMATION

     As of the date of this Proxy Statement, the Board of Directors does not know of any business other than that specified above to come before the meeting, but, if any other business does lawfully come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote in regard thereto in accordance with their judgment.

     We will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by use of the mails, certain of our officers and regular employees may solicit proxies by telephone, telegraph or personal interview. We may also request brokerage houses and other custodians and nominees and fiduciaries, to forward soliciting material to the beneficial owners of stock held of record by such persons, and may make reimbursement for payments made for their expense in forwarding soliciting material to such beneficial owners.

     Proposals of stockholders intended to be presented at the 2005 Annual Meeting of Stockholders pursuant to SEC Rule 14a-8 must be received at our principal office not later than May 12, 2005 to be included in the proxy statement for that meeting.


                             By Order of the Board of Directors,

                                    PHOTIOS T. PAULSON
                                  Chief Executive Officer

Dated:  September 27, 2004
        Westbury, New York

                                                                       Exhibit A


            VASOMEDICAL, INC., 2004 STOCK OPTION/STOCK ISSUANCE PLAN
            --------------------------------------------------------

I.  GENERAL PROVISIONS
    ------------------

A.      PURPOSE OF THE PLAN
        -------------------

     This 2004 Stock Option/Stock Issuance Plan ("Plan") is intended to promote the interests of VASOMEDICAL, INC., a Delaware corporation ("Corporation"), by providing eligible persons in the employ or service of the Corporation or its affiliates with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to continue in such employ or service.

     Unless otherwise defined herein, all capitalized terms shall have the meaning assigned to them in the attached Appendix.

B.      STRUCTURE OF THE PLAN
        ---------------------

        The Plan shall be divided into two (2) separate equity programs:

     (i) the Option Grant Program under which eligible persons ("Optionees") may, at the discretion of the Board, be granted options to purchase shares of common stock; and

     (ii) the Stock Issuance Program under which eligible persons ("Participants") may, at the discretion of the Board, be issued shares of common stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary).

     The provisions of Articles One and Four shall apply to both equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

C.      ADMINISTRATION OF THE PLAN
        --------------------------

     The Plan shall be administered by the Corporation's Board of Directors ("Board"), or in the discretion of the Board, a committee consisting of no less than two Non-Employee Directors or persons meeting such other requirements as may be imposed by Rule 16(b) under the 1934 Act ("Committee").

     The Board or Committee shall have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Board shall be final and binding on all parties who have an interest in the Plan or any option or stock issuance thereunder.

D.      ELIGIBILITY
        -----------

     The persons eligible to participate in the Plan are:

1.   Employees;

2. non-employee members of the Board or the non-employee members of the board of directors of any Parent or Subsidiary; and

3. consultants and other independent advisors who provide services to the Corporation, or any parent or subsidiary of the Corporation.

     The Board or Committee shall have full authority to determine, (i) with respect to the grants made under the Option Grant Program, described in Article Two below, which eligible persons are to receive the option grants, the time or times when those grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding, and (ii) with respect to stock issuances made under the Stock Issuance Program, described in Article Three, which eligible persons are to receive such stock issuances, the time or times when those issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid by the Participant for such shares.

     The Board or Committee shall have the absolute discretion either to grant options in accordance with the Option Grant Program or to issue stock in accordance with the Stock Issuance Program.

E.   STOCK SUBJECT TO THE PLAN
     -------------------------

     The stock issuable under the Plan shall be shares of the Corporation's authorized but unissued or reacquired common stock. The maximum number of shares of common stock which may be issued under the Plan is 2,500,000 shares.

     Shares of common stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options expire or terminate for any reason prior to exercise in full, or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the option exercise or direct issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of common stock reserved for issuance under the Plan.

     If there is any change to the common stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding common stock as a class without the Corporation's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, and (ii) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder.

                            II. OPTION GRANT PROGRAM

A.      OPTION TERMS
        ------------

     Each option shall be evidenced by one or more documents in the form approved by the Board, and which shall be subject to the provisions of the Plan.

     1.   Exercise Price.

          a. The exercise price per share shall be fixed by the Board in accordance with the following provisions:

               (i) The exercise price per share shall not be less than the Fair Market Value per share of common stock on the option grant date.

               (ii) If the  Optionee  is a 10%  Stockholder,  then the  exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of common stock on the option grant date for Incentive Options.

          b. The exercise price is payable in cash or check made payable to the Corporation upon exercise of the option, subject to the provisions of Section I of Article Four and the documents evidencing the option. If the common stock is registered under
               Section 12 of the Securities Exchange Act of 1934, as amended ("34 Act") at the time the option is exercised, then the exercise price may also be paid as follows:

               (i) in shares of common stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

               (ii) to the  extent the option is  exercised  for vested  shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions (x) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (y) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

     Except to the extent the foregoing sale and remittance procedure is used, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     2. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Board or Committee and set forth in the documents evidencing the option grant. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

     3. Effect of Termination of Service.

          a. The following provisions shall govern the exercise of any vested option held by the Optionee at the time of cessation of Optionee's employment or rendering of services to the Corporation (collectively "Service") or death:

               (i) Should the Optionee cease to remain in Service for any reason other than death, Disability or Misconduct, then the Optionee shall have a period of three (3) months following the date of such cessation of Service during which to exercise each option held by such Optionee to the extent exercisable on the date of such termination.

               (ii) Should Optionee's Service terminate by reason of Disability, then the Optionee shall have a period of twelve (12) months following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee to the extent exercisable on the date of such termination.

               (iii)If the Optionee  dies while holding an  outstanding  option, then the personal representative of his or her estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance shall have a twelve (12)-month period following the date of the Optionee's death to exercise such option to the extent exercisable on the date of such termination.

               (iv) Under no  circumstances,  however,  shall any such option be exercisable after the specified expiration of the option term.

               (v) All vested options shall terminate upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term.

          b. The Board or Committee shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

               (i) extend the period of time for which the option is to remain exercisable following Optionee's cessation of Service or death from the limited period otherwise in effect for that option to such greater period of time as it shall deem appropriate, but in no event beyond the expiration of the option term, and/or

               (ii) permit the  option to be  exercised,  during the  applicable post-Service exercise period, not only with respect to the number of vested shares of common stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

     4. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person exercise the option, pays the exercise price and becomes the recordholder of the purchased shares.

     5. Limited Transferability of Options. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or, following the Optionee's death, by the laws of descent and distribution.

B.   CORPORATE TRANSACTION
     ---------------------

     1. All unvested options shall automatically vest in full if and when either of the following stockholder approved transactions to which the Corporation is a party are consummated: (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation. However, the shares subject to an outstanding option shall not vest on such an accelerated basis if and to the extent: (i) such option is assumed by the successor corporation (or parent thereof) in the Corporate Transaction or (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to those unvested option shares or (iii) the acceleration of such option is subject to other limitations imposed by the Board or Committee at the time of the option grant.

     2. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction, had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

     3. The Board or Committee shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to structure one or more options so that those options shall automatically accelerate and vest in full (and any repurchase rights of the Corporation with respect to the unvested shares subject to those options shall immediately terminate) upon the occurrence of a Corporate Transaction, whether or not those options are to be assumed in the Corporate Transaction.

     4. The Board or Committee shall also have full power and authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to structure such option so that the shares subject to that option will automatically vest on an accelerated basis should the Optionee's Service terminate by reason of the Optionee's involuntary dismissal or discharge by the Corporation for reasons other than misconduct ("Involuntary Termination") within a designated period (not to exceed one year) following the effective date of any Corporate Transaction in which the option is assumed and the repurchase rights applicable to those shares do not otherwise terminate. Any option so accelerated shall remain exercisable for the fully-vested option shares until the expiration or sooner termination of the option term.

     5. The portion of any Incentive Option accelerated in connection with a Corporate Transaction shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000.00) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

     6. The grant of options under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                          III. STOCK ISSUANCE PROGRAM
                          ---------------------------

A.   STOCK ISSUANCE TERMS
     --------------------

     Shares of common stock may, upon request by a Participant, be issued at the discretion of the Board or Committee under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall comply with the terms specified below.

     1.   Purchase Price.
          --------------

          a. The purchase price per share shall be fixed by the Board or Committee but shall not be less than the Fair Market Value per share of common stock on the issue date.

          b. Subject to the provisions of Section A of Article IV, shares of common stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Board may deem appropriate in each individual instance:

               (i)  cash or check made payable to the Corporation, or

               (ii) past services  rendered to the Corporation (or any Parent or
                    Subsidiary).

     2.   Vesting Provisions.
          ------------------

          a. Shares of common stock issued under the Stock Issuance Program shall vest at the discretion of the Board of Directors or Committee.

          b. The Participant shall have full stockholder rights with respect to any shares of common stock issued to the Participant under the Stock Issuance Program. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.


                               IV. MISCELLANEOUS
                               -----------------


A.   FINANCING
     ---------

     The Board or Committee may permit any Optionee or Participant to pay the option exercise price under the Option Grant Program or the purchase price for shares issued under the Stock Issuance Program by delivering a full- recourse, interest bearing promissory note payable in one or more installments and secured by the purchased shares. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Board in its sole discretion. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares (less the par value of those shares) plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

B.   ADJUSTMENTS DUE TO STOCK SPLITS, MERGERS, CONSOLIDATION, ETC.
     -------------------------------------------------------------

     If, at any time, the Company shall take any action, whether by stock dividend, stock split, combination of shares or otherwise, which results in a proportionate increase or decrease in the number of shares of common stock theretofore issued and outstanding, the number of shares which are reserved for issuance under the Plan and the number of shares which, at such time, are subject to options shall, to the extent deemed appropriate by the committee, be increased or decreased in the same proportion, provided, however, that the Company shall not be obligated to issue fractional shares.

     Likewise, in the event of any change in the outstanding shares of common stock by reason of any recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other corporate change, the committee shall make such substitution or adjustments, if any, as it deems to be appropriate, as to the number or kind of shares of common stock or other securities which are reserved for issuance under the Plan and the number of shares or other securities which, at such time are subject to Options.

     In the event of a change of control, at the option of the board of directors or committee, (a) all options outstanding on the date of such change of control shall, for a period of sixty days following such change of control, become immediately and fully exercisable, and (b) an optionee will be permitted to surrender for cancellation within sixty days after such change of control any option or portion of any option which was granted more than six months prior to the date of such surrender, to the extent not yet exercised, and to receive a cash payment in an amount equal to the excess, if any, of the Fair Market Value (on the date of surrender) of the shares of common stock subject to the option or portion thereof surrendered, over the aggregate purchase price for such shares under the option.

C.   EFFECTIVE DATE AND TERM OF PLAN
     -------------------------------

     1. The Plan shall become effective on July 13, 2004, provided that no Incentive Options may be granted unless the Plan is first approved by the Corporation's stockholders. The Board may grant options and issue shares under the Plan at any time after the effective date of the Plan and before the date fixed herein for termination of the Plan.

     2. The Plan shall terminate upon the earliest of (i) the expiration of the ten (10)-year period measured from the date the Plan is adopted by the Board,
(ii) the date on which all shares available for issuance under the Plan shall have been issued as vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction. All options and unvested stock issuances outstanding at the time of a clause (i) termination event shall continue to have full force and effect in accordance with the provisions of the documents evidencing those options or issuances.

D.   AMENDMENT OF THE PLAN
     ---------------------

     The Board or Committee shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws and regulations.

E.   WITHHOLDING
     -----------

     The Corporation's obligation to deliver shares of common stock upon the exercise of any options or upon the issuance of shares issued under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

F.   REGULATORY APPROVALS
     --------------------

     The implementation of the Plan, the granting of any options under the Plan and the issuance of any shares of common stock (i) upon the exercise of any option or (ii) under the Stock Issuance Program shall be subject to the Corporation's obtaining all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the shares of common stock issued pursuant to it.

G.   NO EMPLOYMENT OR SERVICE RIGHTS
     -------------------------------

     Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

                                    APPENDIX
                                    --------

The following definitions shall be in effect under the Plan:

Board shall mean the Corporation's Board of Directors.

Change of Control shall mean:

          (i) any person who is not currently such becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding voting securities; or

          (ii) three or more directors, whose election or nomination for election is not approved by a majority of the Incumbent Board (as defined in the plan), are elected within any single 12-month period to serve on the board of directors; or

          (iii) members of the Incumbent Board cease to constitute a majority of the Board of Directors without the approval of the remaining members of the Incumbent Board; or

          (iv) any merger (other than a merger where the Company is the survivor and there is no accompanying change in control under subparagraphs
          (i), (ii) or (iii) of this paragraph (b), consolidation, liquidation or dissolution of the Company, or the sale of all or substantially all of the assets of the Company.

Code shall mean the Internal Revenue Code of 1986, as amended.

Common Stock shall mean the Corporation's common stock, $.0001 par value.

Corporate Transaction shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

     (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

     (ii) the sale, transfer or other disposition of all or substantially all of
the  Corporation's   assets  in  complete  liquidation  or  dissolution  of  the
Corporation.

Corporation shall mean Vasomedical, Inc., a Delaware corporation.

Disability shall mean the inability of Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Plan Administrator on the basis of such medical evidence as the Plan Administrator deems warranted under the circumstances. Disability shall be deemed to constitute Permanent Disability in the event that such Disability is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more.

Eligibility.  Incentive Options may only be granted to Employees.

Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

Exercise Date shall mean the date on whch the option shall have been exercised.

Exercise Price shall mean the exercise price payable per Option Share as specified in the Grant Notice.

Expiration Date shall mean the date on which the option expires as specified in the Grant Notice.

Fair Market Value per share of common stock on any relevant date shall be determined in accordance with the following provisions:

     (i) If the common stock is at the time traded on the NASDAQ National or SmallCap Market, then the Fair Market Value shall be the closing selling price per share of common stock on the date in question, as the price is reported by the National Association of Securities Dealers on the NASDAQ National or SmallCap Market. If there is no closing selling price for the common stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

     (ii) If the common stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of common stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the common stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the common stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

     (iii) If the common stock is at the time neither listed on any Stock Exchange nor traded on the NASDAQ National Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

Grant Date shall mean the date of grant of the option as specified in the Grant Notice.

Grant Notice shall mean the Notice of Grant of Stock Option accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.

Incentive  Option shall mean an option which satisfies the  requirements of Code
Section 422.

Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

1934  Act  shall  mean  the  Securities   Exchange  Act  of  1934,  as  amended.

Non-Employee Director shall have the meaning provided under Rule 16(b) or any successor rule under the 1934 Act.

Non-Statutory   Option  shall  mean  an  option  not  intended  to  satisfy  the requirements of Code Section 422.

Option Agreement shall mean the option agreement issued pursuant to the Grant Notice.

Option Shares shall mean the number of shares of common stock subject to the option.

Optionee shall mean the person to whom the option is granted as specified in the Grant Notice.

Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Permitted Transfer shall mean (i) a gratuitous transfer of the Purchased Shares, provided and only if Optionee obtains the Corporation's prior written consent to such transfer, (ii) a transfer of title to the Purchased Shares effected pursuant to Optionee's will or the laws of intestate succession following Optionee's death or (iii) a transfer to the Corporation in pledge as security for any purchase-money indebtedness incurred by Optionee in connection with the acquisition of the Purchased Shares.

Plan shall mean the Corporation's 2004 Stock Option/Stock Issuance Plan.

Plan Administrator shall mean either the Board or a committee of the Board acting in its capacity as administrator of the Plan.

Purchase Agreement shall mean the stock purchase agreement pursuant to the Grant Notice.

Service shall mean the Optionee's performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant.

Stock Exchange shall mean the American Stock Exchange or the New York Stock Exchange.

Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Vesting Commencement Date shall mean the date on which the Option Shares commences to vest as specified in the Grant Notice.

Vesting Schedule shall mean the vesting schedule specified in the Grant Notice pursuant to which the Optionee is to vest in the Option Shares in a series of installments over his or her period of Service.

                                                                       Exhibit B
                               VASOMEDICAL, INC.

                         CHARTER OF THE AUDIT COMMITTEE
                         ------------------------------

I.   Audit Committee Purpose

     The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

     -- Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.
     --   Monitor   the   Company's   compliance   with  legal  and   regulatory
          requirements.
     -- Monitor the qualifications, independence and performance of the Company's independent auditors.
     -- Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

 II.    Audit Committee Composition and Meetings

     Audit Committee members shall meet the requirements of the NASD. The Audit Committee shall be comprised such number of directors as determined by the Board, but no less than three directors, each of whom shall be an independent director as such is defined by Nasdaq rules, and any rule or regulation prescribed by the SEC, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements in accordance with the Nasdaq Audit Committee requirements.

     Audit Committee members shall be elected by the Board at the annual meeting of the Board or until their successors shall be duly elected and qualified. If an audit committee Chair is not designated, the members of the Committee may designate a Chair by majority vote of the Committee membership.

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditor's limited review procedures.

III.    Audit Committee Responsibilities and Duties

     1. Overseeing the internal audit function and reviewing, on a continuing basis, the adequacy of the Company's system of internal controls, including meeting periodically with the Company's management and the independent auditors to review the adequacy of such controls and to review before release the disclosure regarding such system of internal controls required under SEC rules to be contained in the Company's periodic filings and the attestations or reports by the independent auditors relating to such disclosure.

     2. Appointing, compensating and overseeing the work of the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.

     3. Pre-approving audit and non-audit services provided to the Company by the independent auditors (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible); in this regard, the Audit Committee shall have the sole authority to approve the hiring and firing of the independent auditors, all audit engagement fees and terms and all non-audit engagements, as may be permissible, with the independent auditors.

     4. Reviewing and providing guidance with respect to the external audit and the Company's relationship with its independent auditors by:

     (1) reviewing the independent auditors' proposed audit scope, approach and independence;

     (2) obtaining on a periodic basis a statement from the independent auditors regarding relationships and services with the Company which may impact independence and presenting this statement to the Board of Directors, and to the extent there are relationships, monitoring and investigating them;

     (3) reviewing the independent auditors' peer review conducted every three years;

     (4) discussing with the Company's independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented;

     (5) reviewing reports submitted to the audit committee by the independent auditors in accordance with the applicable SEC requirements; and

     (6) reviewing and discussing with management and the independent auditors the annual audited financial statements and quarterly unaudited financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," prior to filing the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, respectively, with the SEC.

     5. Directing the Company's independent auditors to review before filing with the SEC the Company's interim financial statements including the Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews.

     6. Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors.

     7. Reviewing before release the unaudited quarterly operating results in the Company's quarterly earnings release.

     8. Overseeing compliance with the requirements of the SEC for disclosure of auditor's services and audit committee members, member qualifications and activities.

     9. Reviewing, approving and monitoring the Company's code of ethics for its senior officers.

     10. Reviewing management's monitoring of compliance with the Company's standards of business conduct and with the Foreign Corrupt Practices Act.

     11. Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements.

     12. Providing oversight and review at least annually of the Company's risk management policies, including its investment policies.

     13. Reviewing the performance of the independent auditors and ensure that the independent auditors are accountable to the Board of Directors.

     14. Ensuring receipt from the independent auditors of a formal written statement delineating between the auditor and the Company, consistent with Independence Standards Board Standard 1, as well as actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

     15. If necessary, instituting special investigations and, if appropriate, hiring special counsel or experts to assist.

     16. Reviewing related party transactions for potential conflicts of interest.

     17. Reviewing and reassessing the adequacy of its formal written charter on an annual basis.

     18. Performing other oversight functions as requested by the full Board of Directors.

     Other Audit Committee Responsibilities
     --------------------------------------

     19. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

     20. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

     21. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Business Conduct.

                                                                       Exhibit C


        CODE OF ETHICS FOR CEO AND SENIOR FINANCIAL OFFICERS


     Vasomedical, Inc. ( the " Company") has a Code of Business Conduct applicable to all directors and employees of the Company. The CEO and all senior financial officers, including the CFO and principal accounting officer, are bound by the provisions set forth therein relating to ethical conduct, conflicts of interest and compliance with law. In addition to the Code of Business Conduct, the CEO and senior financial officers are subject to the following additional specific policies:

     1. The CEO and all senior financial officers are responsible for full, fair, accurate, timely and understandable disclosure in the periodic reports required to be filed by the Company with the SEC. Accordingly, it is the responsibility of the CEO and each senior financial officer promptly to bring to the attention of the Audit Committee any material information of which he or she may become aware that affects the disclosures made by the Company in its public filings or otherwise assist the Audit Committee in fulfilling its responsibilities as specified in the Audit Committee Charter.

     2. The CEO and each senior financial officer shall promptly bring to the attention of the Audit Committee any information he or she may have concerning (a) significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data or (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's financial reporting, disclosures or internal controls.

     3. The CEO and each senior financial officer shall promptly bring to the attention of the Audit Committee any information he or she may have concerning any violation of the Company's Code of Business Conduct, including any actual or apparent conflicts of interest between personal and professional relationships, involving any management or other employees who have a significant role in the Company's financial reporting, disclosures or internal controls.

     4. The CEO and each senior financial officer shall promptly bring to the attention of the Audit Committee any information he or she may have concerning evidence of a material violation of the securities or other laws, rules or regulations applicable to the Company and the operation of its business, by the Company or any agent thereof, or of violation of the Code of Business Conduct or of these additional procedures.

     5. The Board of Directors shall determine, or designate appropriate persons to determine, appropriate actions to be taken in the event of violations of the Code of Business Conduct or of these additional procedures by the CEO and the Company's senior financial officers. Such actions shall be reasonably designed to deter wrongdoing and to promote accountability for adherence to the Code of Business Conduct and to these additional procedures, and shall include written notices to the individual involved that the Board has determined that there has been a violation, censure by the Board, demotion or re-assignment of the individual involved, suspension with or without pay or benefits (as determined by the Board) and termination of the individual's employment. In determining what action is appropriate in a particular case, the Board of Directors or such designee shall take into account all relevant information, including the nature and severity of the violation, whether the violation was a single occurrence or repeated occurrences, whether the violation appears to have been intentional or inadvertent, whether the individual in question had been advised prior to the violation as to the proper course of action and whether or not the individual in question had committed other violations in the past.

VASOMEDICAL, INC.

                    The undersigned hereby appoints ABRAHAM E. COHEN and PHOTIOS
                    T. PAULSON, or either of them, attorneys and Proxies with full power of substitution in each of them, in the name and stead of the undersigned to vote as Proxy all the stock of the undersigned in VASOMEDICAL, INC., a Delaware corporation, at the Annual Meeting of Stockholders scheduled to be held on October 28, 2004 and any adjournments thereof.

The Board of Directors recommends a vote FOR the following proposals:

1.   Election of the following nominees, as set forth in the proxy statement:

                Alexander G. Bearn, MD
                David S. Blumenthal, MD
                Kenneth W. Rind, PhD

     [   ]  FOR all nominees listed above       [   ] WITHHOLD authority to vote
     (Instruction: To withhold authority to vote for any individual nominee, print the nominee's name on the line provided below)

-----------------------------------------------------

2. To ratify and approve the Company's 2004 Stock Option/Stock Issuance Plan, as set forth in the Proxy Statement.

                 [   ] FOR      [   ] AGAINST       [   ] ABSTAIN

3. To ratify the appointment by the Board of Directors of Grant Thornton LLP as the Company's independent certified public accountants for fiscal 2005.

                 [   ] FOR      [   ] AGAINST       [   ] ABSTAIN

4. Upon such other business as may properly come before the meeting or any adjournment thereof.

                  (Continued and to be signed on reverse side)
 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY PROXIES, AND EACH OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. STOCKHOLDERS MAY WITHHOLD THE VOTE FOR ONE OR MORE NOMINEE(S) BY WRITING THE NOMINEE(S) NAME(S) IN THE BLANK SPACE PROVIDED ON THE REVERSE HEREOF. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE PROPOSALS SET FORTH ON THE REVERSE HEREOF.

Dated:  _____________, 2004
                                 ________________________________________[L.S.]

                                 ________________________________________[L.S.]

                    (Note: Please sign exactly as your name appears hereon. Executors, administrators, trustees, etc. should so indicate when signing, giving full title as such. If signer is a corporation, execute in full corporate name by authorized officer. If shares are held in the name of two or more persons, all should sign.)


        PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE